Exhibit 99.1

Evolv Technology Secures Up to $75 Million in Non-Dilutive Debt Financing

– New Facility Supports Growing Demand for Company’s Long Term Subscription Model –

Waltham, Massachusetts – July 30, 2025 – Evolv Technologies Holdings, Inc (NASDAQ: EVLV), a leading security technology company pioneering AI-based solutions designed to help create safer experiences, today announced that it has entered into a new $75 million credit facility with MidCap Financial, consisting of a $60 million tranched term loan ($30 million of which was drawn at close with an additional $30 million available to be drawn at the Company’s sole discretion over the next two years) and a $15 million undrawn revolving credit facility. The Company’s agreement includes a five-year maturity for both facilities. The annual interest rate on each is equal to SOFR plus a margin of 5.25%.

Proceeds from the new facility will be used for general corporate purposes, including in large part, to support growing long-term demand for the Company’s subscription sales model. Through this model, customers lease the Company’s purpose-built physical security hardware and enter into multi-year security-as-a-service subscriptions to operate that hardware. Management believes this model enhances revenue visibility, deepens customer relationships, and supports long-term margin expansion. As of June 30, 2025 – prior to the closing of the new credit facility – the Company had total cash, cash equivalents, and marketable securities of approximately $37 million compared to $35 million as of March 31, 2025.

“We’re pleased to partner with MidCap Financial on this new credit facility, which provides non-dilutive capital on favorable terms to support the continued growth of our business,” said Mr. Chris Kutsor, Chief Financial Officer of Evolv Technology. “We believe this facility further strengthens our balance sheet and provides enhanced flexibility to meet the increasing demand for our long-term subscription model. We’re excited to work with the MidCap Financial team as we enter our next stage of growth.”

Houlihan Lokey served as financial advisor to the Company on the transaction. Additional details regarding the financing are available in the Company’s Current Report on Form 8-K, filed today with the U.S. Securities and Exchange Commission.

About Evolv Technology

Evolv Technologies Holdings, Inc (NASDAQ: EVLV) is designed to transform human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered screening and analytics. Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in many places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than two billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) 2024 New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category, as well as Sport Business Journal’s (SBJ) 2024 awards for “Best In Fan Experience Technology” and “Best In Sports Technology”. Evolv®, Evolv Express®, Evolv Insights®, Evolv Visual Gun Detection™, Evolv eXpedite™, and Evolv Eva™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit evolv.com.

About MidCap Financial

MidCap Financial is a middle-market focused, specialty finance firm that provides senior debt solutions to companies across all industries. As of March 31, 2025, MidCap Financial provides administrative or other services for approximately $55 billion of commitments*. MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc., pursuant to an investment management agreement. Apollo had assets under management of approximately $785 billion as of March 31, 2025. For more information about MidCap Financial, please visit www.midcapfinancial.com. For more information about Apollo, please visit www.apollo.com. (*Including $6.9 billion of commitments managed by MidCap Financial Services Capital Management LLC, a registered investment adviser, as reported under Item 5.F on Part 1 of its Form ADV.)

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release and related presentation materials other than statements of historical facts, including without limitation, statements regarding our expectations of and use of proceeds from the credit facility, and our subscription sales model. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “forecast”, “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. The forward-looking statements in this press release and related presentation materials are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the amount of insurance reimbursements expected to be received for defense costs for counsel and consultants in connection with the securities litigation and related Securities and Exchange Commission (the “SEC”) and Department of Justice matters, and the following: our history of losses and ability to reach profitability; our reliance on reseller partners to generate a growing portion of our revenue; expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s reliance on third party contract manufacturing and distribution, and a global supply chain; the Company recognizes a substantial portion of its revenue ratably over the term of its agreements, and, as a result, downturns or upturns in sales may not be immediately reflected in its operating results; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the failure of our products to detect threats could result in injury or loss of life, which could harm our brand, reputation, and results of operations; the loss of designation of our Evolv Express® system as a Qualified Anti-Terrorism Technology under the Homeland Security SAFETY Act; risks related to our business model, which is predicated, in part, on building a customer base that will generate a recurring stream of revenues through the sale of our subscription contracts; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights and use of “open source” software; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risks related to material weaknesses in our internal control over financial reporting and our remediation plans; risks related to increasing attention to and evolving expectations for, environmental, social, and governance initiatives; the impact of fluctuating general economic and market conditions and reductions in spending; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 28, 2025 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. The forward-looking statements in this press release and related presentation materials are based upon information available to us as of the date hereof, and while we believe such information forms a reasonable basis for such statements, it may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should review this press release and the documents that we reference in this press release and related presentation materials with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release and related presentation materials, whether as a result of any new information, future events or otherwise.

Investor Relations:

Brian Norris

Senior Vice President of Finance and Investor Relations

+1.781.374.8082

bnorris@evolvtechnology.com